The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1
Janus Adviser Flexible Income Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Mid Cap Value Fund $0

C-Class
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $142
Janus Adviser Flexible Income Fund $197
Janus Adviser International Growth Fund $5
Janus Adviser Money Market Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Mid Cap Value Fund $0

I-Class
Janus Adviser Worldwide Fund $2,268
Janus Adviser Balanced Fund $7,166
Janus Adviser Flexible Income Fund $1,575
Janus Adviser International Growth Fund $1,897
Janus Adviser Money Market Fund $88
Janus Adviser Growth and Income Fund $345
Janus Adviser Mid Cap Value Fund $22

R-Class
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Income Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Mid Cap Value Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Flexible Income Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $6
Janus Adviser Mid Cap Value Fund $17
Janus Adviser Small Company Value Fund $1

C-Class
Janus Adviser Flexible Income Fund $112
Janus Adviser Core Equity Fund $252
Janus Adviser Risk-Managed Growth Fund $362
Janus Adviser Risk-Managed Core Fund $599
Janus Adviser Mid Cap Value Fund $154
Janus Adviser Small Company Value Fund $26

I-Class
Janus Adviser Flexible Income Fund $778
Janus Adviser Core Equity Fund $943
Janus Adviser Risk-Managed Growth Fund $3,568
Janus Adviser Risk-Managed Core Fund $884
Janus Adviser Mid Cap Value Fund $1,647
Janus Adviser Small Company Value Fund $1,097

R-Class
Janus Adviser Flexible Income Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $1
Janus Adviser Small Company Value Fund $1

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Worldwide Fund $0.1274
Janus Adviser Balanced Fund $0.1706
Janus Adviser Flexible Income Fund $0.2351
Janus Adviser International Growth Fund $0.1906
Janus Adviser Money Market Fund $0.0054
Janus Adviser Growth and Income Fund $0.0344
Janus Adviser Mid Cap Value Fund $0.0128

C-Class
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.1752
Janus Adviser Flexible Income Fund $0.2697
Janus Adviser International Growth Fund $0.0608
Janus Adviser Money Market Fund $0.0072
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser Mid Cap Value Fund $0.0000

I-Class
Janus Adviser Worldwide Fund $0.0976
Janus Adviser Balanced Fund $0.2446
Janus Adviser Flexible Income Fund $0.3014
Janus Adviser International Growth Fund $0.1726
Janus Adviser Money Market Fund $0.0060
Janus Adviser Growth and Income Fund $0.0239
Janus Adviser Mid Cap Value Fund $0.0096

R-Class
Janus Adviser Worldwide Fund $0.1013
Janus Adviser Balanced Fund $0.1331
Janus Adviser Flexible Income Fund $0.2138
Janus Adviser International Growth Fund $0.1644
Janus Adviser Growth and Income Fund $0.0185
Janus Adviser Mid Cap Value Fund $0.0000


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Flexible Income Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

C-Class
Janus Adviser Flexible Income Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

I-Class
Janus Adviser Flexible Income Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

R-Class
Janus Adviser Flexible Income Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $.0.8003

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Shares
Janus Adviser Growth Fund $1
Janus Adviser Mid Cap Growth Fund $6
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $4
Janus Adviser Flexible Income Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $10
Janus Adviser Capital Appreciation Fund $29
Janus Adviser Core Equity Fund $3
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund $1
Janus Adviser Risk-Managed Growth Fund $15
Janus Adviser Risk-Managed Core Fund $13
Janus Adviser Mid Cap Value Fund $29
Janus Adviser Small Company Value Fund $1

C-Shares
Janus Adviser Growth Fund $117
Janus Adviser Mid Cap Growth Fund $97
Janus Adviser Worldwide Fund $31
Janus Adviser Balanced Fund $771
Janus Adviser Flexible Income Fund $689
Janus Adviser International Growth Fund $78
Janus Adviser Money Market Fund $10
Janus Adviser Capital Appreciation Fund $769
Janus Adviser Core Equity Fund $483
Janus Adviser Growth and Income Fund $640
Janus Adviser Foreign Stock Fund $9
Janus Adviser Risk-Managed Growth Fund $423
Janus Adviser Risk-Managed Core Fund $470
Janus Adviser Mid Cap Value Fund $246
Janus Adviser Small Company Value Fund $35

I-Shares
Janus Adviser Growth Fund $12,541
Janus Adviser Mid Cap Growth Fund $4,124
Janus Adviser Worldwide Fund $21,148
Janus Adviser Balanced Fund $25,263
Janus Adviser Flexible Income Fund $4,754
Janus Adviser International Growth Fund $10,166
Janus Adviser Money Market Fund $14,823
Janus Adviser Capital Appreciation Fund $45,692
Janus Adviser Core Equity Fund $1,825
Janus Adviser Growth and Income Fund $12,880
Janus Adviser Foreign Stock Fund $241
Janus Adviser Risk-Managed Growth Fund $4,474
Janus Adviser Risk-Managed Core Fund $680
Janus Adviser Mid Cap Value Fund $2,549
Janus Adviser Small Company Value Fund $1,651


R-Shares
Janus Adviser Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Income Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Capital Appreciation Fund $0
Janus Adviser Core Equity Fund $1
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund $1
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $40
Janus Adviser Small Company Value Fund $1


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

A-Shares
Janus Adviser Growth Fund $20.04
Janus Adviser Mid Cap Growth Fund $24.51
Janus Adviser Worldwide Fund $27.02
Janus Adviser Balanced Fund $24.74
Janus Adviser Flexible Income Fund $12.29
Janus Adviser International Growth Fund $28.73
Janus Adviser Money Market Fund $1.00
Janus Adviser Capital Appreciation Fund $24.07
Janus Adviser Core Equity Fund $17.75
Janus Adviser Growth and Income Fund $16.12
Janus Adviser Foreign Stock Fund $13.26
Janus Adviser Risk-Managed Growth Fund $12.53
Janus Adviser Risk-Managed Core Fund $12.79
Janus Adviser Mid Cap Value Fund $14.55
Janus Adviser Small Company Value Fund $12.92

C-Shares
Janus Adviser Growth Fund $20.17
Janus Adviser Mid Cap Growth Fund $24.40
Janus Adviser Worldwide Fund $27.42
Janus Adviser Balanced Fund $25.05
Janus Adviser Flexible Income Fund $12.26
Janus Adviser International Growth Fund $29.38
Janus Adviser Money Market Fund $1.00
Janus Adviser Capital Appreciation Fund $24.02
Janus Adviser Core Equity Fund $17.73
Janus Adviser Growth and Income Fund $16.18
Janus Adviser Foreign Stock Fund $13.35
Janus Adviser Risk-Managed Growth Fund $12.37
Janus Adviser Risk-Managed Core Fund $12.62
Janus Adviser Mid Cap Value Fund $14.46
Janus Adviser Small Company Value Fund $12.79

I-Shares
Janus Adviser Growth Fund $20.02
Janus Adviser Mid Cap Growth Fund $24.48
Janus Adviser Worldwide Fund $27.02
Janus Adviser Balanced Fund $24.74
Janus Adviser Flexible Income Fund $12.30
Janus Adviser International Growth Fund $28.72
Janus Adviser Money Market Fund $1.00
Janus Adviser Capital Appreciation Fund $24.04
Janus Adviser Core Equity Fund $17.74
Janus Adviser Growth and Income Fund $16.12
Janus Adviser Foreign Stock Fund $13.25
Janus Adviser Risk-Managed Growth Fund $12.51
Janus Adviser Risk-Managed Core Fund $12.77
Janus Adviser Mid Cap Value Fund $14.54
Janus Adviser Small Company Value Fund $12.91


R-Shares
Janus Adviser Growth Fund $20.01
Janus Adviser Mid Cap Growth Fund $24.47
Janus Adviser Worldwide Fund $27.00
Janus Adviser Balanced Fund $24.73
Janus Adviser Flexible Income Fund $12.29
Janus Adviser International Growth Fund $28.70
Janus Adviser Capital Appreciation Fund $24.02
Janus Adviser Core Equity Fund $17.72
Janus Adviser Growth and Income Fund $16.11
Janus Adviser Foreign Stock Fund $13.24
Janus Adviser Risk-Managed Growth Fund $12.49
Janus Adviser Risk-Managed Core Fund $12.76
Janus Adviser Mid Cap Value Fund $14.55
Janus Adviser Small Company Value Fund $12.89

..